UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101) INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CRAWFORD UNITED CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CRAWFORD UNITED CORPORATION

Notice of 2025 Annual Meeting of Shareholders

and

Proxy Statement

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

April 9, 2025

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of Crawford United Corporation (the “Company”). The 2025 Annual Meeting will be held at our office located at 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108, on Thursday, May 22, 2025, beginning at 11:00 a.m. EDT.

Included with this letter is a Notice of the 2025 Annual Meeting of Shareholders and information relating to the proxy sought from shareholders in connection therewith. Please review the enclosed materials for detailed information regarding the following proposals, each of which will be submitted to the shareholders at the 2025 Annual Meeting:

1.	To elect seven (7) Directors;
2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for 2025;
3.	Approval, on an advisory basis, of the Company's named executive officer compensation; and
4.	An advisory vote on the frequency of future shareholder advisory votes on executive compensation.

The material delivered herewith also contains details regarding executive officer and Director compensation and other corporate governance matters, as well as important information relating to the 2025 Annual Meeting and the proxy requested in connection therewith. The materials included herewith are first being mailed to our shareholders on or about April 9, 2025.

Your vote is very important. Whether or not you plan to attend the 2025 Annual Meeting, please cast your vote at your earliest convenience by completing the enclosed Proxy Card and returning it to the Company in accordance with the instructions set forth herein. Your vote by proxy before the 2025 Annual Meeting will ensure representation of your shares at the 2025 Annual Meeting even if you are unable to attend. The proxy that you deliver to the Company may be revoked at any time prior to the time it is voted at the 2025 Annual Meeting. As such, you may still vote your shares at the 2025 Annual Meeting if you ultimately decide to attend, even if you have previously signed and returned the enclosed Proxy Card.

Thank you for your continued support of Crawford United Corporation.

Sincerely,

/s/ Brian E. Powers

Brian E. Powers

President and Chief Executive Officer

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Crawford United Corporation to be held on Thursday, May 22, 2025: The Notice and Proxy Statement contained herein and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at: www.edocumentview.com/CRAWA.

CRAWFORD UNITED CORPORATION

Notice of 2025 Annual Meeting of Shareholders

and Proxy Statement

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

APRIL 9, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF CRAWFORD UNITED CORPORATION

TO BE HELD THURSDAY, MAY 22, 2025

The 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of Crawford United Corporation (the “Company,” “we,” “us,” or “our”) will be held at our office located at 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108, on Thursday, May 22, 2025, beginning at 11:00 a.m. EDT, for the following purposes:

1.

To elect as Directors the seven (7) nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) to a term of office that will expire at the 2026 Annual Meeting of Shareholders;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board has fixed the close of business on March 31, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2025 Annual Meeting and any postponement or adjournment thereof.

By Order of the Board of Directors,

Brian E. Powers, President and Chief Executive Officer

IMPORTANT: PLEASE FILL IN AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY USING THE ACCOMPANYING ENVELOPE, EVEN IF YOU DO NOT EXPECT TO ATTEND THE 2025 ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2025 ANNUAL MEETING. AS SUCH, YOU MAY STILL VOTE YOUR SHARES SHOULD YOU DECIDE TO ATTEND THE 2025 ANNUAL MEETING EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

April 9, 2025

PROXY STATEMENT

FOR THE

2025 ANNUAL MEETING OF SHAREHOLDERS

OF CRAWFORD UNITED CORPORATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Crawford United Corporation, an Ohio corporation (the “Company,” “we,” “us,” or “our”), of the enclosed form of proxy for use at the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) to be held on Thursday, May 22, 2025.

INFORMATION REGARDING

THE SOLICITATION OF PROXIES

This Proxy Statement is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Board for use at the 2025 Annual Meeting and any adjournments or postponements thereof that may occur. The time, place and purposes of the 2025 Annual Meeting are set forth in the Notice of 2025 Annual Meeting of Shareholders (the “Notice”), which accompanies this Proxy Statement. This Proxy Statement is dated April 9, 2025 and is first being mailed to our shareholders on or about April 9, 2025.

■ Solicitation of Proxies; Related Expenses: As a shareholder of the Company, you are entitled to vote on the important proposals described in this Proxy Statement. Since it is not practical for all shareholders to attend the 2025 Annual Meeting and vote in person, the Board is seeking your proxy to vote on matters submitted to the shareholders for approval. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

■ Revocation of Proxies: Any person giving a Proxy pursuant to this solicitation may revoke it at any time prior to the voting of such Proxy at the 2025 Annual Meeting. The General Corporation Law of Ohio provides that a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by providing a later appointment of proxy received by the Company or by giving notice of revocation to the Company in writing, in a verifiable communication, or in an open meeting. The mere presence of a shareholder at the 2025 Annual Meeting is not sufficient to constitute a valid revocation of a Proxy that was previously executed and delivered to the Company.

INFORMATION REGARDING

THE VOTING OF COMMON SHARES

AT THE 2025 ANNUAL MEETING

■ Record Date; Number of Shares Entitled to Vote: The Board has established March 31, 2025 as the record date for the 2025 Annual Meeting (the “Record Date”). Shareholders who own shares of Class A Common Stock and/or shares of Class B Common Stock of the Company (collectively, the “Common Shares”) at the close of business on such Record Date are entitled to notice of and to vote at the 2025 Annual Meeting. As of the Record Date, there were 2,820,084 shares of Class A Common Stock (collectively, the “Class A Common Shares”) and 731,848 shares of Class B Common Stock (collectively, the “Class B Common Shares”) outstanding and entitled to vote at the 2025 Annual Meeting.

■ Voting Rights: Holders of Class A Common Shares are entitled to one (1) vote for each Class A Common Share owned as of the Record Date. Holders of Class B Common Shares are entitled to three (3) votes for each Class B Common Share owned as of the Record Date.

■ Quorum: Pursuant to the applicable provisions of the General Corporation Law of Ohio and the Amended and Restated Code of Regulations of the Company, a quorum of shareholders will be present at the 2025 Annual Meeting if holders of at least a majority of the outstanding voting power of the Company as of the Record Date are present in person or by proxy at the 2025 Annual Meeting. In accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board (the “Inspectors of Election”) will determine the presence of a quorum of shareholders at the 2025 Annual Meeting. The Inspectors of Election intend to treat properly executed proxies marked “abstain” as being “present” for these purposes. The Inspectors of Election will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the 2025 Annual Meeting.

■ Voting of Common Shares: If you are a shareholder of record as of the Record Date, you may vote your Common Shares in person at the 2025 Annual Meeting, or by signing and returning the enclosed Proxy Card. If you hold Common Shares through a broker or nominee, you may vote in person at the 2025 Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares. If you hold Common Shares through a broker or other nominee, you should follow their instructions on how to vote your shares, which may include electronic voting instructions. Brokerage firms have the authority under stock exchange rules to vote shares on certain “routine” matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. Proposal 2 related to the ratification of the appointment of the Company's independent registered public accounting firm is a routine matter, but Proposal 1, Proposal 3 and Proposal 4 are non-routine matters. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

■ Voting by Proxy: All validly executed Proxies delivered pursuant to this solicitation will be voted at the 2025 Annual Meeting, in each instance in accordance with any directions contained therein. If no directions are given, a validly executed Proxy will be voted in favor of each of the proposals described in this Proxy Statement. The Board does not know of any matters to be presented at the 2025 Annual Meeting other than those stated in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the 2025 Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote based on their best judgment on any other matters unless properly instructed to do otherwise.

SHAREHOLDER VOTE REQUIRED

TO APPROVE PROPOSALS

■ Vote Required for the Election of Director Nominees: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote the Common Shares represented by each such Proxy at the 2025 Annual Meeting, or any adjournments or postponements thereof, for the election as Directors of the nominees named in this Proxy Statement unless the shareholder instructs, by marking the appropriate space on the applicable Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of such nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board.

■ Vote Required to Approve Ratification of Independent Registered Accounting Firm: The proposal to ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 will be decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2025 Annual Meeting. In voting for such proposal, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against.

■ Vote Required to Approve Compensation of the Company's Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers will be decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2025 Annual Meeting. In voting for such proposal, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against.

■ Vote Required to Approve the Frequency of Future Advisory Votes on the Compensation of the Company's Named Executive Officers: The advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers, and whether they will occur every one, two or three years, will be determined by a plurality of the votes cast. Abstentions and broker non-votes will not be voted for any of the frequency options set forth in this proposal and will have no effect on the outcome of the proposal.

■ Vote Required to Approve Additional Proposals (if any): Any additional questions and matters brought before the 2025 Annual Meeting will be, unless otherwise provided by the Amended and Restated Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2025 Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

RECOMMENDATIONS

OF THE BOARD OF DIRECTORS

The Board recommends that shareholders vote:

■	FOR the election of the seven (7) Director nominees for a one-year term expiring at the 2026 Annual Meeting of Shareholders.

■	FOR the ratification of the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

■	FOR the approval, on an advisory basis, of the Company's named executive officer compensation.

■	3 YEARS, on an advisory basis, as the frequency of future advisory votes on the compensation of the Company's named executive officers

***

BENEFICIAL OWNERSHIP OF COMMON SHARES

The following table sets forth, as of March 31, 2025 (unless otherwise noted), the beneficial ownership of the Company’s Common Shares by:

■	each person or group known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Shares;

■	each Director, each Director nominee identified in this Proxy Statement, and each named executive officer (“Named Executive Officer”) of the Company; and

■	all of the Company’s Directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment power with respect to the Common Shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is c/o Crawford United Corporation, 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108. As of March 31, 2025, there were 2,820,084 Class A Common Shares and 731,848 Class B Common Shares outstanding.

Name	Number / Class of Common Shares Beneficially Owned (1)	Percentage of Outstanding Class of Common Shares
Directors, Director Nominees and Executive Officers
Edward F. Crawford	386,255 Class A Common Shares (6) (7) 121,450 Class B Common Shares (6)	13.7% 16.6%
Matthew V. Crawford	1,031,554 Class A Common Shares (3) (6) 397,300 Class B Common Shares (3) (6)	36.6% 54.3%
Brian E. Powers	79,233 Class A Common Shares	2.8%
Steven H. Rosen	366,453 Class A Common Shares (4) 85,000 Class B Common Shares (4)	13.0% 11.6%
Kirin M. Smith	74,928 Class A Common Shares (5)	2.7%
Luis E. Jimenez	13,650 Class A Common Shares	*
James W. Wert	15,750 Class A Common Shares	*
Jeffrey J. Salay	2,625 Class A Common Shares	*
All Directors. Director Nominees and Executive Officers (as a group)	1,967,965 Class A Common Shares 603,750 Class B Common Shares	69.9% 82.5%
Other Principal Beneficial Owner
The Aplin Family Trust Attn: Jennifer Elliott c/o William V. Linne, Esq. 127 Palafox Place, Suite 100 Pensacola, Florida 32502	8,589 Class A Common Shares (2) 128,098 Class B Common Shares (2)	0.3% 17.5%
Seven Investors, LLC 25101 Chagrin Boulevard Beachwood, Ohio 44122	168,101 Class A Common Shares (4) 42,500 Class B Common Shares (4)	6.0% 5.8%
The LJNP Investment Trust 25101 Chagrin Boulevard Beachwood, Ohio 44122	168,102 Class A Common Shares (4) 42,500 Class B Common Shares (4)	6.0% 5.8%
Three Bears Trust 6065 Parkland Boulevard Cleveland, OH 44124	336,204 Class A Common Shares (3) 85,000 Class B Common Shares (3)	11.9% 11.6%
First Francis Company Inc. 6065 Parkland Boulevard Cleveland, OH 44124	911,250 Class A Common Shares (6) 433,750 Class B Common Shares (6)	32.3% 59.3%

* Less than one percent.

(1)

Pursuant to Rule 13d-3 under the Exchange Act (“Rule 13d-3”), a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power with respect to such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with Rule 13d-3.

(2)	Jennifer Elliott, the trustee of The Aplin Family Trust, holds sole voting and investment power over these Common Shares.

(3)	The beneficial ownership of 336,204 Class A Common Shares and 85,000 Class B Common Shares held by Three Bears Trust is attributed to Mr. Matthew V. Crawford pursuant to the SEC’s rules.

(4)

The beneficial ownership of 168,101 Class A Common Shares and 42,500 Class B Common Shares held by Seven Investors, LLC and 168,102 Class A Common Shares and 42,500 Class B Common Shares held by the LJNP Investment Trust is attributed to Mr. Steven H. Rosen pursuant to the SEC’s rules. Mr. Rosen disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.

(5)

Includes 36,260 Class A Common Shares held by Intrinsic Value Capital, L.P., over which Mr. Smith has shared voting and investment power. According to a Schedule 13D/A filed January 18, 2011 with the SEC, the following reporting persons have shared voting and shared dispositive power over such shares:  Intrinsic Value Capital, L.P., Glaubman & Rosenberg Partners, LLC, Glaubman & Rosenberg Advisors, LLC, Joseph Hain and Kirin Smith.

(6)

First Francis Company Inc. is owned and controlled (i) 28% by Ambassador Edward F. Crawford, and (ii) 72% by Mr. Matthew Crawford and certain trusts under which he holds or shares voting or dispositive power over such trusts' shares. The table assumes that Messrs. Edward and Matthew Crawford share the beneficial ownership of the Company stock held by First Francis Company Inc. in accordance with their respective beneficial ownership of First Francis Company Inc.

(7)

Includes 27,933 shares of Class A Common Shares held by Francis Park LLC and 8,058 shares of Class A Common Shares held by Crawford Capital Enterprises, LLC. Francis Park LLC is owned by Ambassador Edward F. Crawford. Ambassador Crawford is the trustee of the controlling member of Crawford Capital Enterprises, LLC.

DELINQUENT SECTION 16(a) REPORTS

Under the U.S. securities laws, specifically, Section 16(a) of the Exchange Act, our Directors, executive officers, and beneficial owners of more than 10% of our Class A Common Shares are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the SEC. Due dates for the reports are specified by those laws, and we are required to disclose in this Proxy Statement any failure during the year ended December 31, 2024 to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the SEC, it is our belief that all of our Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2024, except for (i) a Form 4 reporting the award on January 26, 2024 of Class A common shares under the Company’s equity compensation plan to James W. Wert, which was filed on January 31, 2024. This late filing was due to the expiration of the reporting person’s filing codes.

PROPOSAL 1:

ELECTION OF DIRECTOR NOMINEES

■ The Board: The Amended and Restated Code of Regulations of the Company requires that the Board consist of at least five (5) but not more than ten (10) members. The number of Directors of the Company is presently fixed at eight (8). The term of office of each Director expires annually. The individuals elected to the office of Director at the 2025 Annual Meeting will hold office for a term ending at the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

■ Number of Directors; Vacancies: The Board has determined that the number of Directors should remain fixed at eight (8) and desires to elect nominees to seven (7) of such directorships, leaving one (1) vacant seat on the Board. The Board believes that the election of one fewer Director than the number authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified.

■ Election of Nominees: The Board has determined that seven (7) of the eight (8) seats on the Board should be filled by the nominees hereinafter named and is submitting the nominees hereinafter named for election as Directors by the shareholders. Proxies cannot be voted for a greater number of individuals than the number of nominees hereinafter named. Information about each of the Director nominees is set forth on the following page. Each of the nominees has indicated his willingness to serve as a Director, if elected. The Board is seeking the approval of the shareholders at the 2025 Annual Meeting to elect the seven (7) nominees identified herein to serve on the Board for a term ending at the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

■ Voting; Approval Requirements: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote the Common Shares represented by such Proxy at the 2025 Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors.

■ Cumulative Voting: If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees identified in this Proxy Statement elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board.

■ Board Recommendation: The Board recommends that shareholders vote FOR the election of the seven (7) Director nominees for a one-year term ending at the 2026 Annual Meeting of Shareholders.

DIRECTOR NOMINEES

Ambassador Edward F. Crawford, 86, Chairman of the Board, was appointed to the Company’s Board and named Chairman of the Board in 2021. Ambassador Crawford previously served on the Board from 2012 to 2019. From 2019 to 2021, Ambassador Crawford served as the U.S. Ambassador to Ireland. In 2021, Ambassador Crawford was elected as a Director of Park-Ohio Holdings Corp. (a publicly-traded diversified international holding company, “Park Ohio”), and previously served as a Director of Park Ohio from 1992 to 2019. Ambassador Crawford was President of Park Ohio from 2018 to 2019 and 1992 to 2003 and Chairman and Chief Executive Officer from 1992 to 2018. From 1997 to 2003, Ambassador Crawford was the President of, and since 1964 has been the Chairman and Chief Executive Officer of, The Crawford Group (a venture capital, management consulting company). From August 2022 to May 2023, Ambassador Crawford served as a director of Invacare Corporation (a publicly-traded medical device company). Ambassador Crawford has amassed extensive knowledge of public and private company strategies and operations and brings to the Board his experience in leading a variety of private enterprises for over 40 years. Ambassador Edward F. Crawford is the father of Matthew V. Crawford.

Matthew V. Crawford, 55, was appointed to the Company’s Board in 2014. In 2018, Mr. Crawford was elected Chairman of the Board of Directors and appointed as Chief Executive Officer of Park-Ohio Holdings Corp (“Park-Ohio”). Prior to that, he served as President and Chief Operating Officer since 2003 and has served on the Park-Ohio Board since 1997. Mr. Crawford has served as the President of The Crawford Group (a venture capital, management consulting company) since 1995. Mr. Crawford has amassed extensive knowledge of public and private company strategies and operations. Matthew V. Crawford is the son of Ambassador Edward F. Crawford.

Brian E. Powers, 62, was appointed to the Board in 2014 and was appointed as President and Chief Executive Officer of the Company in September 2016. Prior to joining the Company, Mr. Powers served as Owner of Brian Powers & Associates LLC since 2001 (management consulting firm); Chief Administrative Officer and General Counsel of Greencastle LLC (developer of data centers and clean energy projects), 2014-2015; Managing Director of League Park Advisors LLC (mid-market investment banking firm) from 2010 to 2014 and Chief Executive Officer of Caxton Growth Partners LLC (strategic management consulting firm) from 2001 to 2010. Mr. Powers brings over 20 years of diverse experience as a business executive, entrepreneur, management consultant, corporate lawyer and investment banker to the Board.

Luis E. Jimenez, 55, was appointed to the Board in 2019. Mr. Jimenez is the Founder and Managing Member of Madison Sixty LLC, a private investment, consulting and advisory firm, where he has served since 2014. From 2011 to 2014, Mr. Jimenez was Head Portfolio Manager and Risk Management Officer at OpenArc Asset Management, LLC, an investment and asset management firm. Prior to that, Mr. Jimenez served in portfolio management positions at various hedge fund and asset management firms while also serving as a key member on multiple committees. Mr. Jimenez brings deep experience and expertise in asset management, investment analysis and risk management to the Board.

Steven H. Rosen, 55, was appointed to the Board in 2012. Mr. Rosen has served as Co-Chief Executive Officer and Co-Founder of Resilience Capital Partners (private equity firm) since 2001. Mr. Rosen brings to the Board an extensive background in mergers and acquisitions, financial analysis and consulting as well as contacts throughout the financial and investing field. Mr. Rosen has served on the Board of Directors for Park-Ohio Holdings Corp. since 2016 and AmFin Financial Corporation since 2018. From August 2022 to February 2024, Mr. Rosen served as a director of Invacare Corporation and its successor Invacare Holdings Corporation (a publicly-traded medical device company).

Kirin M. Smith, 47, was appointed to the Board in 2009 Mr. Smith has served as Managing Partner of Intrinsic Value Capital, L.P., a fundamental equity investment fund, since November 2005; President of PCG Advisory, Inc. a capital markets advisory firm since January 2012; Tejas Securities and Wynston Hill Capital, boutique investment banks from 2008-2011, Robotti and Company, an Investment Advisor and Broker Dealer from 2005-2008, Assistant Vice President of Financial Dynamics, a business and financial communications consultancy for five years prior to November 2005. Mr. Smith brings a wealth of capital markets expertise including advisory, banking, portfolio management, retail/institutional sales and fundamental research analysis. Kirin leverages his experience in advising companies on positioning strategy, reputation management, capital market communications and investor marketing strategies. Over his career, Kirin has developed significant relationships, which include private equity, institutional funds, family offices, retail brokers and ultra-high net worth individuals.

James W. Wert, 78, was appointed to the Board in 2021. Mr. Wert currently serves as Chairman of the Managing Board of CM Wealth Advisors, LLC, having served as its CEO, Managing Member/President since 2003. From 1976 to 1996, he served in a variety of leadership positions covering financial markets, corporate and investment banking, and trust administration at KeyCorp and its predecessor, Society Corporation; he was a member of the Office of the Chairman, Senior Executive Vice President and CFO from 1991 to 1995; and Chief Investment Officer from 1995 to 1996 before family medical issues resulted in early retirement. He currently serves on the board of Park-Ohio Holdings Corporation (1993 to present). Mr. Wert brings an extensive background of expertise in financial reporting and analysis, as well as public company board experience.

TRANSACTIONS WITH MANAGEMENT

During the fiscal year ended December 31, 2024, no transactions were proposed or occurred that are required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act, except as follows:

■ Promissory Notes Issued to First Francis Company Inc.: In connection with the Company's acquisition of Komtek Forge, on January 15, 2021, the Company refinanced certain previously outstanding promissory notes in favor of First Francis Company Inc. ("First Francis") and and an existing First Francis promissory note carried by Komtek Forge into one note for a combined $3,779,784 loan due to First Francis, payable in quarterly installments beginning April 15, 2021 and maturing October 15, 2025. The interest rate on the refinanced loan is 6.25% per annum. A principal amount of $1,294,435 and $470,209 was outstanding under the loan at December 31, 2023 and 2024, respectively. During 2024, $824,226 of principal amount and $61,834 of interest was paid under the loan by the Company. First Francis is owned by Edward Crawford and Matthew Crawford, both of whom serve on the Board of Directors of the Company.

■ Federal Hose. The Company purchased Federal Hose on July 1, 2016 from First Francis, an entity owned by Matthew Crawford and Edward Crawford, who serve on the Board of the Company. In connection with this transaction, the Company entered into a ten-year lease agreement with Edward Crawford for use of a facility in Painesville, Ohio, out of which the Federal Hose business is operated. The Company, through its Federal Hose subsidiary, paid rent to Edward Crawford  under the lease agreeement during fiscal year 2024 in the total amount of $180,000, at the rate of $15,000 per month.

■ Fluid Routing Systems (FRS). During the fiscal year ended December 31, 2024, the Company, through its Federal Hose subsidiary and in connection with the operation of the Industrial and Transportation Products segment, purchased an aggregate of $38,487 of extruded rubber hose and thermal-plastic hose and fittings from Fluid Routing Systems, Inc. (“FRS”), a distributor of hydraulic hose parts and components and wholly-owned subsidiary of Park-Ohio. FRS purchased an aggregate of $3,840 of steel hose and related parts from Federal Hose and the Company's Knitting Machinery Company of America subsidiary, collectively, during the fiscal year ended December 31, 2024. In April, 2019, the Company entered into a lease agreement with FRS to rent 7,500 square feet of an FRS facility for $36,000 per annum for the purpose of warehousing and distributing hoses and subsequently in May, 2020, rented 20,000 additional square feet for an additional $96,000 per annum. This lease was terminated in 2024. The Company paid FRS $77,000 in aggregate rent during fiscal year 2024. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford is a member of the Board of Directors thereof.

■ HydraPower Dynamics: During the fiscal year ended December 31, 2024, the Company, through Federal Hose and the Company's Marine Products International subsidiary, and in connection with the operation of the Industrial and Transportation Products segment, purchased an aggregate of $245,414 of silicone hose from HydraPower, a distributor of silicone hose parts and components and wholly-owned subsidiary of Park-Ohio. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford is a member of the Board of Directors thereof.

■ KT Acquisition LLC (Komtek Forge): The Company purchased Komtek Forge on January 15, 2021 from Francis Brookpark LLC, an entity owned by Edward Crawford who serves on the Board of the Company. The Company acquired Komtek Forge for consideration that included the assumption of $1,702,400 promissory note in favor of First Francis, which was subsequently refinanced as described above. In connection with this transaction, the Company assumed a 17-year lease agreement expiring on May 30, 2033 with Francis Brookpark, LLC, an entity owned by Edward Crawford for use of a facility in Worcester, MA, out of which the Komtek Forge business is operated. Under the lease agreement, the Company, through its Komtek Forge subsidiary, paid rent to Francis Bookpark, LLC during fiscal year 2024 in the total amount of $120,000, at the rate of $10,000 per month.

■ Supply Technologies: During the fiscal year ended December 31, 2024, the Company, through its Air Enterprises subsidiary and in connection with the operation of the Commercial Air Handling segment, purchased an aggregate of $24,702 of supplies from Supply Technologies, a wholly-owned subsidiary of Park-Ohio that specializes in supplier selection and management, planning, implementing, and managing the physical flow of product for customers. Supply Technologies purchased an aggregate of  $3,772 of knitting machinery parts from Knitting Machinery Company of America during the fiscal year ended December 31, 2024. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford is a member of the Board of Directors thereof.

■ Ajax-Tocco Magnathermic Corporation: During the fiscal year ended December 31, 2023, the Company, through Komtek Forge and in connection with the operation of the Industrial and Transportation Products segment, paid $381,420 for an induction heater and magazine billet feeder project. That project was completed during the fiscal year ended December 31, 2024 for an incremental payment of $97,755 by the Company. Ajax-Tocco Magnathermic Corporation is a global leader in induction heating and melting and wholly-owned subsidiary of Park-Ohio. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford is a member of the Board of Directors thereof.

■ Air Power Dynamics, LLC: During the fiscal year ended December 31, 2024, the Company, through its CAD Enterprises, Inc. subsidiary and in connection with the operation of the Industrial and Transportation Products segment, purchased a used aerospace tooling machine from Air Power Dynamics LLC, which specializes in aerospace and aviation manufacturing using custom plastic molds and injections, for a total of 741 Class A Common Shares issued by the Company at an implied price of $40.50 per share. Air Power Dynamics, LLC was controlled by Ambassador Edward F. Crawford.

■ Azurite Management, LLC: During the fiscal year ended December 31, 2024, the Company purchased $80,000 of transaction consulting services from Azurite Management, LLC. Azurite Management, LLC is controlled by Steven H. Rosen, a member of the Board of Directors.

CORPORATE GOVERNANCE MATTERS

■ Board Leadership Structure: Our Company’s Board does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated. The Board believes it is in the best interests of the shareholders to make this determination based on the position and direction of the Company and the composition of the Board and management team. In 2021, Mr. Edward F. Crawford was elected to the Board and appointed Chairman of the Board, with Mr. Brian E. Powers as Chief Executive Officer of the Company. The Board believes this structure is optimal for the Company because it allows Mr. Powers to focus on the Company’s strategic issues and the day-to-day operation of the business, while enabling Mr. Crawford to lead the Board of Directors and provide leadership and focus in areas where he is uniquely qualified to contribute. Based on these considerations, the Board believes the separate roles of Chief Executive Officer and Chairman of the Board are in the best interests of the shareholders and strikes an appropriate balance for the Company.

■ Qualification of Directors: Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the Board’s existing composition. However, in making its nominations, the Board considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, availability for meetings and consultation regarding Company matters, and other particular skills and experience possessed by the potential nominee. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. In 2021, the Board established a Nominations Committee, which determines the qualifications, skills and expertise required of the directors, identifies qualified director nominees and recommends them to the Board for consideration. The Nominations Committee and the Board considers experience and other qualifications of any nominee as well as the need for diversity in the Board’s expertise. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because (i) historically, the Company has not received recommendations from its shareholders and (ii) the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

■ Meetings: The Board conducted three (3) full meetings during the fiscal year ended December 31, 2024. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served. The Company has not adopted a formal policy requiring Directors to attend the annual meetings of shareholders. All of the Directors attended the 2024 Annual Meeting of Shareholders.

■ Communications with Shareholders: The Board provides a process for shareholders to send communications to the Board or any of the individual Directors. Shareholders may send written communications to the Board or any Directors c/o Brian E. Powers, Crawford United Corporation, 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108. All shareholder communications will be compiled by Mr. Brian E. Powers and submitted to the Board or the individual Director on a periodic basis.

■ Committees of the Board: The Board has the following committees:

Audit Committee: The Audit Committee of the Board of Directors (the “Audit Committee”) assists the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) the independence, performance and qualifications of the Company’s independent auditors, (iii) the Company’s compliance with legal and regulatory requirements related to the Company’s financial statements and accounting policies (iv) the Company’s risk assessment and management process. Additional information regarding the function and governance role of the Audit Committee can be found in the “Audit Committee Report” section of this Proxy Statement. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board, a copy of which is available at www.crawfordunited.com by clicking on the Investor Relations tab.

Compensation Committee: The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in determining and reviewing overall compensation matters affecting the Chief Executive Officer, other executive officers and directors, including the granting of equity awards. Members of the Compensation Committee periodically consult with our Chief Executive Officer concerning his recommendations with respect to the compensation of the Company’s officers, other than himself. Neither the Company nor the Compensation Committee consulted any compensation consultants in connection with determining the amount of director or executive compensation with respect to the fiscal year ended December 31, 2024. The specific functions and responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter adopted by the Board, a copy of which is available at www.crawfordunited.com by clicking on the Investor Relations tab.

Nominations Committee: The Nominations Committee of the Board of Directors (the “Nominations Committee”) assists the Board in determining the qualifications, skills and expertise required of the directors, identifying qualified director nominees and recommending them to the Board for consideration. The specific functions and responsibilities of the Nominations Committee are set forth in the Nominations Committee Charter adopted by the Board, a copy of which is available at www.crawfordunited.com by clicking on the Investor Relations tab.

■ Oversight of Risk Management: Management is responsible for day-to-day risk assessment and mitigation activities, and the Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy and the steps management is taking to manage the Company’s risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas. The Audit Committee reviews the Company’s portfolio of risk and discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company’s policies with respect to risk assessment and risk management, and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Compensation Committee oversees risk management as it relates to the Company’s compensation plans, policies and practices in connection with structuring the Company’s executive compensation programs. The Company does not have any specific practices or policies regarding hedging transactions in Company securities by its employees.

■ Insider Trading Policy and Procedures: The Company has an Insider Trading Policy that governs the purchase, sale and other disposition of the Company’s common shares by its directors, officers and employees and certain of their family members and related parties, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations. The policy prohibits buying or selling the Company’s common shares while in possession of material non-public information about the Company and from disclosing such information to others. The policy imposes trading “black-out” periods and requires that certain officers of the Company and other designated employees only transact in Company stock during an open window period, subject to limited exceptions. In addition, certain officers and directors of the Company are required to obtain approval in advance of transactions in Company securities. A copy of our Insider Trading Policy is included as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. It is the Company’s practice to comply with all applicable securities and corporate laws when engaging in transactions in the Company’s securities.

■ Director Independence: The Board has determined that Steven H. Rosen, Chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as “audit committee financial expert” and all three members of such Committee are independent directors. In addition, the Board has a Compensation Committee made up of three independent directors and a Nominations Committee in which two of the three members are independent directors. Mr. Matthew V. Crawford is not independent, however, the Board determined to appoint Mr. Crawford to the Nominations Committee based on his extensive experience serving as a director and executive of public companies, which gives him particular insight in identifying and evaluating potential director candidates. Based on copies of the reports filed by our Directors and executive officers with the SEC, it is our belief that all remaining directors and director nominees are independent except for Mr. Brian E. Powers, who is currently employed by the Company, Mr. Edward F. Crawford, who is Chairman of the Board, and Mr. Matthew V. Crawford. The determinations of independence described above were made using the definition for independence of directors under NASDAQ listing standards. Set forth below is the membership of the various committees at December 31, 2024 with the number of meetings held during the fiscal year ended December 31, 2024 in parentheses. The Nominations Committee was formed in August 2021 and has not met:

Audit Committee (2) Steven H. Rosen James W. Wert Kirin M. Smith	Compensation Committee (3) James W. Wert Steven H. Rosen Luis E. Jimenez

Nominations Committee

James W. Wert

Matthew V. Crawford

Steven H. Rosen

■ Code of Ethics: The Company has adopted a Code of Ethics and Business Conduct for all of the Company’s directors, officers and employees. The Company has also adopted a Financial Code of Ethics for the Chief Executive Officer and Specified Financial Officers (the “Financial Code of Ethics”), which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, or controller or persons performing similar functions. The Code of Ethics and Business Conduct is available on the Company’s website at http:www.crawfordunited.com/investor.html and the Financial Code of Ethics is filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to non-employee Directors during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total

Edward F. Crawford (2)	$750,000	$138,000	$888,000
Matthew V. Crawford	$-	$138,000	$138,000
Steven H. Rosen	$-	$138,000	$138,000
Luis E. Jimenez	$-	$138,000	$138,000
Kirin M. Smith	$-	$138,000	$138,000
James W. Wert	$-	$138,000	$138,000

(1)

Represents the aggregate grant date fair value of Class A Common Shares awarded, calculated in accordance with FASB ASC Topic 718. On January 26, 2024, the Company awarded 4,000 Class A Common Shares under the Company's 2023 Omnibus Equity Plan to each non-employee Director then-serving on the Board. The shares awarded were vested in full at the time of grant.

(2)	Ambassador Crawford’s compensation includes $750,000 annually in Director fees.

■ Generally: For the fiscal year ended December 31, 2024, except for Ambassador Crawford, no Director received fees for attending any Board or Committee meetings held during the year. Each non-employee Director was awarded 4,000 Class A Common Shares on January 26, 2024 under the 2023 Omnibus Equity Plan. Other than Director fees paid to Ambassador Crawford and stock awards to non-employee Directors, no other compensation was paid to the Company’s non-employee Directors.

■ Omnibus Equity Plan: Under the Company’s 2023 Omnibus Equity Plan, the Compensation Committee of the Board has the authority to grant stock awards to members of the Board. During the fiscal year ended December 31, 2024, there were an aggregate of 24,000 Class A Common Shares awarded to non-employee Directors of the Company under the 2023 Omnibus Equity Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reports to the Board and is responsible for overseeing the Company’s accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under NASDAQ listing requirements. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted by the Board, an amended and restated version of which was adopted in November 2024. The Audit Committee Charter is reviewed annually and is available on the Company’s website at www.crawfordunited.com.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). Audit Committee members also discussed and reviewed the results of the independent auditors’ examination of the financial statements, the quality and adequacy of the Company’s internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independence of the auditors from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Audit Committee of The Board of Directors

Steven H. Rosen, Chairman
  James W. Wert
  Kirin M. Smith

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to the Company’s Chief Executive Officer and Chief Financial Officer, who are the Company’s Named Executive Officers:

Summary Compensation Table

Name; Principal Position	Year	Salary	Bonus(1)	Restricted Stock Awards(2)	Total
Brian E. Powers	Fiscal Year Ended December 31, 2024	$450,000	$300,000	$310,500	$1,060,500
President and Chief Executive Officer	Fiscal Year Ended December 31, 2023	$400,000	$225,000	$116,000	$741,000
Jeffrey J. Salay (3)	Fiscal Year Ended December 31, 2024	$285,000	$100,000	$86,250	$471,250
Chief Financial Officer	Fiscal Year Ended December 31, 2023	$176,667	$75,000	-	$251,667
John P. Daly	Fiscal Year Ended December 31, 2024	-	-	-	-
Former Chief Financial Officer	Fiscal Year Ended December 31, 2023	$77,917	-	-	$77,917

(1)

Represents bonuses earned from the plans described in the section “Profit Sharing Plans” below. Bonuses are normally paid after the end of the year in which the bonus was earned. Discretionary bonuses related the 2024 fiscal year were awarded in January 2025 and paid on February 28, 2025.

(2)	Represents the aggregate grant date fair value of Class A Common Shares granted, calculated in accordance with FASB ASC Topic 718. The shares awarded were vested in full at the time of grant.
(3)	Mr. Salay was appointed Chief Financial Officer on May 1, 2023.

■ Profit Sharing Plans: Bonus distributions under the Company’s profit-sharing plans are determined by the Compensation Committee based on factors such as the employee’s influence on Company results, performance during the preceding years (with emphasis on the previous year) and the employee’s anticipated long-term contribution to corporate goals. Mr. Powers earned a bonus of $300,000 and $225,000 for fiscal years 2024 and 2023, respectively. Mr. Salay earned a bonus of $100,000 and $75,000 for fiscal years 2024 and 2023, respectively.

■ Omnibus Equity Plan: Under the Company’s 2023 Omnibus Equity Plan Plan, the Compensation Committee has the authority to grant the following types of awards to employees, executive officers, non-employee Directors and consultants: stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares. Upon a termination of service with the Company, unvested awards generally terminate or are forfeited, except upon a termination of service as a result of death, disability or retirement, in which case awards held by a participant become immediately vested and, in the case of stock options or stock appreciation rights, such participant, or such participant’s estate as applicable, will be able to exercise the options for the period of time stated in the Omnibus Equity Plan or as otherwise stated in the agreement governing his or her award. Except as otherwise provided in the Omnibus Equity Plan or a specific award agreement, upon a “change in control” (as defined under the Plan) all awards generally become fully exercisable, vested, earned and payable.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2024, there were no outstanding unvested stock awards or unexercised stock options issued to the Named Executive Officers of the Company.

Pay Versus Performance Table

The following table summarizes compensation paid to the Company’s principal executive officer (“PEO”) as set forth in the Summary Compensation Table, compensation actually paid to the PEO, average compensation paid to the Company’s Non-PEO Named Executive Officers as set forth in the Summary Compensation Table, and average compensation actually paid to the Company’s Non-PEO Named Executive Officers, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the periods indicated:

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1)	Average Compensation Actually Paid to Non- PEO Named Executive Officers (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (in thousands)
2024	$1,060,500	$1,063,632	$471,250	$471,250	$140.00	$13,598
2023	$741,000	$758,973	$164,792	$161,329	$103.00	$13,295
2022	$676,000	$632,395	$220,000	$198,456	$46.00	$6,651

(1)

For 2024, 2023 and 2022, the PEO was Brian E. Powers. In 2024, the Non-PEO Named Executive Officers included only Jeffrey J. Salay. In 2023, the Non-PEO Named Executive Officers included John P. Daly (from January to May 2023) and Jeffrey J. Salay (from May to December 2023). In 2022, the Non-PEO Named Executive Officers included only John P. Daly.

(2)	The tables below detail the additions to and deductions from the Summary Compensation Table totals to calculate the Compensation Actually Paid amounts.
(3)	Represents cumulative shareholder total return (assuming reinvestment of dividends) on $100 invested on December 31, 2021 through December 31, 2024 in the Company’s Class A Common Shares.

The following table reconciles the PEO Summary Compensation Table total to Compensation Actually Paid for the years indicated:

Year	Summary Compensation Table Total	(Deductions) From Summary Compensation Table Total (1)	Additions to Summary Compensation Table Total (2)	Compensation Actually Paid
2024	$1,060,500	$(310,500)	$313,632	$1,063,632
2023	$741,000	$(116,000)	$133,973	$758,973
2022	$676,000	$(201,000)	$157,395	$632,395

(1)	Represents the grant date fair value of equity-based awards granted in the applicable year.
(2)

Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year presented. The equity component of compensation actually paid for each year is further detailed in the supplemental table below.

The following table reconciles the Non-PEO Named Executive Officers Average Summary Compensation Table total to Average Compensation Actually Paid for the years indicated:

Year	Average Summary Compensation Table Total	(Deductions) From Average Summary Compensation Table Total (1)	Additions to Average Summary Compensation Table Total (2)	Average Compensation Actually Paid
2024	$471,250	$(86,250)	$86,250	$471,250
2023	$164,792	$(3,463)	$0	$161,329
2022	$220,000	$(45,000)	$23,456	$198,456

(1)

Represents the average grant date fair value of equity-based awards granted in the applicable year as well as the fair value at the end of the prior year for awards that failed to meet the applicable time-based vesting conditions.

(2)

Reflects the average value of equity calculated in accordance with the SEC methodology for determining average compensation actually paid for each year presented. The equity component of average compensation actually paid for each year is further detailed in the supplemental table below.

The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the years indicated:

Year	Addition of Fair Value of Current Year Equity Awards at Grant Date (no-vesting conditions) or at Fiscal Year End (for unvested awards)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Equity Value Included in Compensation Actually Paid
2024	$310,500	$0	$3,132	$313,632
2023	$116,000	$16,335	$1,638	$133,973
2022	$171,930	$(14,535)	$0	$157,395

The following table includes supplemental data for the additions and deductions resulting in the equity component of Jeffrey J. Salay's (a Non-PEO Named Executive Officer) Compensation Actually Paid for the years indicated:

Year	Addition of Fair Value of Current Year Equity Awards at Grant Date (no-vesting conditions)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Equity Value Included in Compensation Actually Paid
2024	$86,250	$0	$0	$86,250
2023	$0	$0	$0	$0
2022	$0	$0	$0	$0

The following table includes supplemental data for the additions and deductions resulting in the equity component of John P. Daly's (a Non-PEO Named Executive Officer) Average Compensation Actually Paid for the years indicated:

Year	Addition of Fair Value of Current Year Equity Awards at Grant Date (no-vesting conditions) or at Fiscal Year End (for unvested awards)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	(Deductions) for the prior year-end fair value of awards that failed to meet the applicable time-based vesting conditions	Equity Value Included in Average Compensation Actually Paid
2024	$0	$0	$0	$0	$0
2023	$0	$0	$0	$(6,925)	$(6,925)
2022	$28,850	$(5,394)	$0	$0	$23,456

Relationship between Compensation Paid and Performance Measures

As shown in the Pay versus Performance table above, the relationship between the Compensation Actually Paid to the PEO and the Total Compensation Actually Paid to the NEOs other than the PEO in fiscal 2022, 2023 and 2024 to each of (1) Net income and (2) total shareholder return demonstrates that such compensation fluctuates to the extent the Company is increasing value for shareholders.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During the fiscal years ended December 31, 2024 and 2023, Meaden & Moore, Ltd. provided various services to the Company. Set forth below are the aggregate fees billed for these services:

	FY 2024	FY 2023
Audit Fees	$271,500	$246,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Totals	$271,500	$246,000

■

Audit Fees: Fees for audit services include fees associated with the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees associated with providing consents included with, and assistance with and review of, documents filed with the SEC.

■	Audit-Related Fees: There were no Audit-Related Fees.

■	Tax Fees: There were no Tax Fees.

■	All Other Fees: There were no Other Fees.

The Board has a policy to assure the independence of the Company’s independent registered public accounting firm. It is the policy of the Board that the Audit Committee of the Board will approve all engagements of the Company’s independent auditor to render audit and non-audit services prior to the initiation of such services. All services listed above were preapproved by the Audit Committee.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment of Independent Registered Public Accounting Firm: The Audit Committee has selected the firm of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. Although ratification by the shareholders of the appointment of the Company’s independent registered public accounting firm is not required under Ohio law, the Audit Committee believes that it is appropriate to seek shareholder approval of this appointment in light of the critical role played by the independent registered public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Meaden & Moore, Ltd., and may retain that firm or another firm without submitting the matter to our shareholders. A representative of Meaden & Moore, Ltd. is expected to be present at the 2025 Annual Meeting and will have an opportunity to make a statement, if desired. The representative also is expected to be available to respond to appropriate questions from shareholders.

Ratification: At the 2025 Annual Meeting, the Board will request that the shareholders ratify the appointment by the Audit Committee of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

Approval Requirements: An affirmative vote of a majority of the outstanding votes thereon present in person or by proxy at the 2025 Annual Meeting is required for approval of this proposal. The persons named in the accompanying Proxy or their substitutes will vote the Common Shares represented by such Proxy for this proposal unless it is marked to the contrary. Abstentions will count as present for purposes of this proposal and will have the effect of a vote against. Shares not in attendance and not voted at the 2025 Annual Meeting will have no effect on the vote for this proposal.

Board Recommendation: The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of Meaden & Moore, Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing its shareholders with the opportunity to cast an advisory vote at the 2025 Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to the SEC’s compensation disclosure rules. The shareholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

This proposal, commonly known as a “say on pay” proposal, gives the shareholders the opportunity to express their views on the Company’s compensation of its named executive officers by an advisory vote at the 2025 Annual Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers as described in the Proxy Statement. Accordingly, the Company will ask its shareholders to vote “FOR” the following resolution at the 2025 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the compensation tables and related narrative disclosure in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders.”

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. Unless the Board of Directors determines otherwise, in light of shareholders’ vote on Proposal 4 below or due to other factors, the next say on pay vote will occur at the Company’s 2028 Annual Meeting of Shareholders.

Approval Requirements: An affirmative vote of a majority of the outstanding votes thereon present in person or by proxy at the 2025 Annual Meeting is required for approval of this proposal. The persons named in the accompanying Proxy or their substitutes will vote the Common Shares represented by such Proxy for this proposal unless it is marked to the contrary. Abstentions and broker non-votes will have the same effect as votes against the proposal. Shares not in attendance and not voted at the 2025 Annual Meeting will have no effect on the vote for this proposal.

Board Recommendation: The Board of Directors unanimously recommends that shareholders vote FOR Proposal 3.

PROPOSAL 4:

ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTE

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of the Company’s named executive officers of the nature reflected in Proposal 3 above should occur every one year, every two years or every three years. At the 2019 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold advisory votes on executive compensation once every three years and the Board of Directors subsequently determined that we would hold an advisory vote on executive compensation once every three years. Accordingly, the current frequency of our advisory votes on executive compensation is once every three years. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2031 Annual Meeting of Shareholders.

Although the Board of Directors recommends holding an advisory vote on executive compensation once every three years, shareholders have the option to specify one of four choices on this proposal on the Proxy: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board of Directors. Although it is not binding, the Board will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Approval Requirements: The advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers, and whether they will occur every one, two or three years, will be determined by a plurality of the votes cast on the proposal. Abstentions and broker non-votes will not be voted for any of the frequency options set forth in this proposal and will have no effect on the outcome of the proposal.

Board Recommendation: The Board of Directors unanimously recommends that shareholders vote 3 YEARS on Proposal 4.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

AND OTHER MATTERS

The Board of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended for inclusion in Company proxy materials for the 2026 Annual Meeting of Shareholders must be received by the Company’s Secretary at its principal executive offices no later than December 10, 2025. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with Rule 14a-8 under the Exchange Act.

The Company may use its discretion in voting Proxies with respect to Shareholders’ proposals not included in the Proxy Statement for the 2026 Annual Meeting of Shareholders, unless the Company receives notice of such proposals prior to February 23, 2026. A shareholder who intends to solicit proxies in support of Director nominees other than the Company’s nominees at the 2026 Annual Meeting of Shareholders must provide notice that is in the manner and sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the 2025 Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Crawford United Corporation
10514 Dupont Avenue, Suite 200
Cleveland, Ohio 44108

In addition, all shareholders will have the ability to access this Notice and Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 by visiting: www.edocumentview.com/CRAWA.

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Brian E. Powers

Brian E. Powers

President and Chief Executive Officer

Dated:  April 9, 2025

Crawford United VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 pm, Local Time, on May 21, 2025.

Online
Go to **www.investorvote.com/CRAWA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CRAWA

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR item 2 and item 3, and 3 YEARS on item 4.

1. To fix the number of directors of the Company at eight (8) and to elect seven (7) individuals to serve as Directors for a term of office that will expire at the Company's 2026 Annual Meeting of Shareholders

	For	Withhold		For	Withhold		For	Withhold
01 - Edward F. Crawford	☐	☐	02 - Matthew V. Crawford	☐	☐	03 - Luis E. Jimenez	☐	☐
04 - Brian E. Powers	☐	☐	05 - Steven H. Rosen	☐	☐	06 - Kirin M. Smith	☐	☐
07 - James W. Wert	☐	☐						

	1 YR	2 YRS	3 YRS	Abstain
4. An advisory vote on the frequency of future shareholder advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

043T1D

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CRAWA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Crawford United Corporation

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 22, 2025
at Crawford United Corporation, 10514 Dupont Avenue, Cleveland, Ohio 44108

Brian E. Powers and Jeffrey J. Salay, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Crawford United Corporation to be held on Thursday, May 22, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR the election of the seven director nominees nominated by the Board of Directors, FOR item 2 and item 3, and 3 YEARS on item 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Crawford United VOTE

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR item 2 and item 3, and 3 YEARS on item 4.

1. To fix the number of directors of the Company at eight (8) and to elect seven (7) individuals to serve as Directors for a term of office that will expire at the Company's 2026 Annual Meeting of Shareholders

	For	Withhold		For	Withhold		For	Withhold
01 - Edward F. Crawford	☐	☐	02 - Matthew V. Crawford	☐	☐	03 - Luis E. Jimenez	☐	☐
04 - Brian E. Powers	☐	☐	05 - Steven H. Rosen	☐	☐	06 - Kirin M. Smith	☐	☐
07 - James W. Wert	☐	☐						

	1 YR	2 YRS	3 YRS	Abstain
4. An advisory vote on the frequency of future shareholder advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

043T2C

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Crawford United Corporation

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 22, 2025
at Crawford United Corporation, 10514 Dupont Avenue, Cleveland, Ohio 44108

Brian E. Powers and Jeffrey J. Salay, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Crawford United Corporation to be held on Thursday, May 22, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR the election of the seven director nominees nominated by the Board of Directors, FOR item 2 and item 3, and 3 YEARS on item 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)